Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2017 Financial Results

•Record revenue of $163.2 million, up 92.8% Y/Y
•Strong operating margin improvement of 51% Y/Y GAAP and 68% Y/Y non-GAAP
•Breaks new ground in unstructured data market with first FlashBlade systems shipped

MOUNTAIN VIEW, Calif., August 25, 2016 – Pure Storage (NYSE: PSTG) today announced financial results for its fiscal second quarter ended July 31, 2016.

Key highlights include:

•	Quarterly revenue: $163.2 million , up 92.8% Y/Y, and ahead of the guidance range of $153 million to $157 million.

•	Quarterly gross margin: 65.2% GAAP; 66.3% non-GAAP, up 6.7 ppts and 7.1 ppts Y/Y, respectively, and in line with non-GAAP gross margin guidance of 65-68%.

•	Quarterly operating margin: -36.4% GAAP; -19.3% non-GAAP, up 38.5 ppts and 41.7 ppts Y/Y, respectively, and ahead of non-GAAP operating margin guidance of -30% to -26%.

“We are delighted to report another great quarter with record revenue,” Pure Storage CEO Scott Dietzen said. “We are very pleased with the growth of the business in the July quarter, driven by solid repeat purchase rates, by partnering with the channel to accelerate our go-to-market, by healthy demand from cloud customers - which accounts for more than 25% of our business - and by growing sales to international customers, who made up 25% of revenue.”

In the quarter, Pure began shipping FlashBlade, the company’s second major product line.

“While we aren’t planning on FlashBlade materially impacting revenue this year,“ Dietzen said, “we’re excited about the expanded range of possibilities that FlashBlade is already offering customers in chip design, genomics and life sciences, big data analytics, software development, Internet of Things, machine learning and film production.”

"We continue to execute well against our operating plan,” Pure Storage CFO Tim Riitters said. “While driving rapid growth, we also significantly improved operating margin year over year. We nearly doubled our business over the last year, while at the same time cutting our operating losses almost 40%.”

In the quarter, Pure Storage added more than 350 new customers, increasing the total to more than 2,300 organizations, including nearly 20% of the Fortune 500. New customer wins in the quarter include: British Airways, The University of Tokyo, NIFTY Corporation and Sally Beauty Supply, among others. Also in the second quarter, Baylor Miraca Genetics Labs purchased FlashBlade to transform its genetics research pipeline, and the Farm Bureau of Michigan purchased FlashBlade to deliver high performance infrastructure.

Additionally, for the third straight year, Pure Storage is positioned in the Gartner Magic Quadrant for Solid State Arrays (SSAs) furthest along the "Completeness of Vision" axis. More details can be found here.

Second Quarter Fiscal 2017 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended July 31, 2015 and 2016 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended July 31, 2015	Three Months Ended July 31, 2016	Y/Y Change
Revenue	$84.7	$163.2	92.8%
Gross Margin	58.5%	65.2%	6.7 ppts
Product Gross Margin	61.2%	67.3%	6.1 ppts
Support Gross Margin	44.3%	56.6%	12.3 ppts
Operating Loss	-$63.4	-$59.5	$3.9
Operating Margin	-74.9%	-36.4%	38.5 ppts
Net Loss	-$63.8	-$59.6	$4.2
Net Loss per Share	-$1.89	-$0.31	$1.58
Weighted-Average Shares (Basic and Diluted)	33.7	192.7	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended July 31, 2015	Three Months Ended July 31, 2016	Y/Y Change
Gross Margin	59.2%	66.3%	7.1 ppts
Product Gross Margin	61.2%	67.4%	6.2 ppts
Support Gross Margin	48.2%	62.0%	13.8 ppts
Operating Loss	-$51.6	-$31.4	$20.2
Operating Margin	-61.0%	-19.3%	41.7 ppts
Net Loss	-$52.0	-$31.5	$20.5
Net Loss per Share	-$0.33	-$0.16	$0.17
Weighted-Average Shares (Basic and Diluted)	156.0	192.7	N/A
Free Cash Flow	-$45.5	-$33.3	$12.2

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Third Quarter Fiscal 2017 Guidance:

•	Revenue in the range of $187 million to $195 million (consensus $190.7 million)

•	Non-GAAP gross margin in the range of 64% to 67%

•	Non-GAAP operating margin in the range of -17.5% to -13.5%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the second quarter of fiscal 2017 results at 2:00 p.m. (PT) on August 25, 2016. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call. Teleconference details are as follows:

•	To Listen via Telephone: 877-201-0168 or 647-788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available beginning at 4:00 p.m. (PT) on August 25, 2016, through 4:00 p.m. (PT) on October 3, 2016. The replay will be accessible by calling 855-859-2056 (international callers: 404-537-3406), with conference ID 55513477. The call runs 24 hours per day, including weekends.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing second quarter results at investor.purestorage.com and blog.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) helps companies push the boundaries of what’s possible. The company’s all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with Smart Storage that is effortless, efficient and evergreen. Pure Storage offers two flagship products: FlashArray//m, optimized for structured workloads, and FlashBlade, ideal for unstructured data. With Pure's industry leading Satmetrix-certified NPS score of 83, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
Read the blog
Converse on Twitter
Follow on LinkedIn

Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, customer adoption and business model advantages, our ability to maintain growth and take market share, and our financial outlook for the third quarter of fiscal 2017 and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended January 31, 2016, which is available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2016. All information provided in this release and in the attachments is as of August 25, 2016, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, payroll tax expense related to stock-based activities and assumed preferred stock conversion. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash used in operating activities to free cash flow," included at the end of this release.

Michael Pak – IR contact, Pure Storage
Tel: (650) 243-0486
ir@purestorage.com

Liz Allbright – media contact, Pure Storage
Tel: (415) 671-7676
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	January 31, 2016	July 31, 2016
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$604,742	$205,818
Marketable securities	—	364,356
Accounts receivable, net of allowance of $944 and $2,146	126,324	118,532
Inventory	20,649	22,630
Deferred commissions, current	15,703	14,023
Prepaid expenses and other current assets	20,652	20,933
Total current assets	788,070	746,292
Property and equipment, net	52,629	78,523
Intangible assets, net	6,980	7,312
Deferred income taxes, non-current	536	815
Other long-term assets	22,568	29,262
Total assets	$870,783	$862,204

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$38,187	$30,526
Accrued compensation and benefits	32,995	33,369
Accrued expenses and other liabilities	14,076	20,464
Deferred revenue, current	94,514	127,430
Liability related to early exercised stock options	4,760	4,274
Total current liabilities	184,532	216,063
Deferred revenue, non-current	121,690	129,876
Other long-term liabilities	1,207	2,209
Total liabilities	307,429	348,148

Stockholders’ equity:
Common stock and additional paid-in capital	1,118,689	1,193,956
Accumulated other comprehensive income	—	852
Accumulated deficit (1)	(555,335)	(680,752)
Total stockholders' equity	563,354	514,056

Total liabilities and stockholders' equity	$870,783	$862,204

(1) In March 2016, the Financial Accounting Standards Board issued Accounting Standard Update No. 2016-09 ("ASU 2016-09"), which allows a company to make a policy election to account for forfeitures as they occur. We early adopted this standard and elected to account for forfeitures as they occur using the modified retrospective transition method. The adoption of this standard resulted in an increase of $2.1 million in our accumulated deficit on February 1, 2016. The adjustment was reflected in our condensed consolidated balance sheets.

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2015	2016	2015	2016
	(unaudited)
Revenue:
Product	$71,192	$130,920	$134,810	$242,658
Support	13,469	32,294	23,928	60,503
Total revenue	84,661	163,214	158,738	303,161

Cost of revenue:
Product (1)	27,641	42,847	50,353	76,893
Support (1)	7,497	14,000	14,421	26,934
Total cost of revenue	35,138	56,847	64,774	103,827

Gross profit	49,523	106,367	93,964	199,334

Operating expenses:
Research and development (1)	38,188	58,635	69,870	111,573
Sales and marketing (1)	59,517	87,583	107,844	170,681
General and administrative (1)	15,227	19,630	27,919	41,211
Total operating expenses	112,932	165,848	205,633	323,465

Loss from operations	(63,409)	(59,481)	(111,669)	(124,131)
Other income (expense), net	(371)	37	(1,074)	1,319
Loss before provision for income taxes (2)	(63,780)	(59,444)	(112,743)	(122,812)
Provision for income taxes	57	106	214	526
Net loss	$(63,837)	$(59,550)	$(112,957)	$(123,338)

Net loss per share attributable to common stockholders, basic and diluted	$(1.89)	$(0.31)	$(3.41)	$(0.65)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	33,688	192,730	33,154	191,026

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$40	$181	$96	$287
Cost of revenue -- support	521	1,712	854	2,804
Research and development	6,804	13,976	10,429	25,634
Sales and marketing	2,536	8,732	5,980	16,251
General and administrative	1,899	3,295	3,300	5,918
Total stock-based compensation expense	$11,800	$27,896	$20,659	$50,894

(1) The adoption of ASU 2016-09 resulted in an increase of $864,000 in our stock-based compensation expense during the three months ended April 30, 2016. The adjustment was reflected in our condensed consolidated statements of operations for the six months ended July 31, 2016.

(2) The adoption of ASU 2016-09 resulted in a decrease of $535,000 in our provision for income taxes during the three months ended April 30, 2016. The adjustment was reflected in our condensed consolidated statements of operations for the six months ended July 31, 2016.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended July 31,		Six Months Ended July 31,
	2015	2016	2015	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(63,837)	$(59,550)	$(112,957)	$(123,338)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,789	11,904	14,268	22,336
Stock-based compensation expense	11,800	27,896	20,659	50,894
Other	—	312	—	494
Changes in operating assets and liabilities:
Accounts receivable, net	(25,087)	(22,004)	(21,017)	6,589
Inventory	(183)	231	(1,653)	(2,392)
Deferred commissions	(6,628)	(2,254)	(4,865)	1,887
Prepaid expenses and other assets	351	1,935	(2,634)	(809)
Accounts payable	2,702	(10,173)	2,417	(10,007)
Accrued compensation and other liabilities	15,105	19,704	11,479	8,687
Deferred revenue	27,615	20,449	49,813	41,102
Net cash used in operating activities	(30,373)	(11,550)	(44,490)	(4,557)

Cash flows from investing activities
Purchases of property and equipment	(15,081)	(21,742)	(21,823)	(46,118)
Purchase of intangible assets	—	(1,000)	—	(1,000)
Purchases of marketable securities	—	(84,502)	—	(427,968)
Sales of marketable securities	—	35,744	—	59,071
Maturities of marketable securities	—	5,800	—	5,800
Net increase in restricted cash	—	(6,306)	—	(5,600)
Net cash used in investing activities	(15,081)	(72,006)	(21,823)	(415,815)

Cash flows from financing activities
Net proceeds from exercise of stock options	1,313	3,278	3,004	6,369
Proceeds from issuance of common stock under employee stock purchase plan	—	—	—	15,079
Payments of deferred offering costs	(803)	—	(1,116)	—
Net cash provided by financing activities	510	3,278	1,888	21,448

Net decrease in cash and cash equivalents	(44,944)	(80,278)	(64,425)	(398,924)
Cash and cash equivalents, beginning of period	173,226	286,096	192,707	604,742
Cash and cash equivalents, end of period	$128,282	$205,818	$128,282	$205,818

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended July 31, 2015						Three Months Ended July 31, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$40	(c)					$181	(c)
			—	(d)					3	(d)
Gross profit -- product	$43,551	61.2%	$40		$43,591	61.2%	$88,073	67.3%	$184		$88,257	67.4%

			$521	(c)					$1,712	(c)
			—	(d)					7	(d)
Gross profit -- support	$5,972	44.3%	$521		$6,493	48.2%	$18,294	56.6%	$1,719		$20,013	62.0%

			$561	(c)					$1,893	(c)
			—	(d)					10	(d)
Total gross profit	$49,523	58.5%	$561		$50,084	59.2%	$106,367	65.2%	$1,903		$108,270	66.3%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended April 30, 2015						Three Months Ended April 30, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$11,800	(c)					$27,896	(c)
			—	(d)					158	(d)
Loss from operations	$(63,409)	-74.9%	$11,800		$(51,609)	-61.0%	$(59,481)	-36.4%	$28,054		$(31,427)	-19.3%

			$11,800	(c)					$27,896	(c)
			—	(d)					158	(d)
Net loss	$(63,837)		$11,800		$(52,037)		$(59,550)		$28,054		$(31,496)

Net loss per share -- basic and diluted	$(1.89)				$(0.33)		$(0.31)				$(0.16)
Weighted-average shares used in per share calculation -- basic and diluted	33,688		122,281	(e)	155,969		192,730				192,730

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To assume preferred stock conversion as of the beginning of the period.

Reconciliation from net cash used in operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended July 31,
	2015	2016
Net cash used in operating activities	$(30,373)	$(11,550)
Less: purchases of property and equipment	(15,081)	(21,742)
Free cash flow	$(45,454)	$(33,292)
Free cash flow as % of revenue	(53.7)%	(20.4)%